UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 20, 2004

Jo-Ann Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-06695	34-0720629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 Darrow Rd, Hudson, Ohio		44236
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 656-2600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 20, 2004, Mr. David Holmberg was named Executive Vice President, Store Operations of Jo-Ann Stores, Inc. effective November 29, 2004. Mr. Holmberg, 46, previously served, since April 2001, as the President of Cole License Businesses of Cole National Corporation ("Cole"), a retailer of eyewear and optometry services which is a wholly-owned subsidiary of Luxottica Group S.p.A., an Italian corporation. Prior to Cole, Mr. Holmberg spent seven years with Zale Corporation, a specialty retailer of fine jewelry, advancing to President of Zale Canada Co. in May 1999.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jo-Ann Stores, Inc.

October 25, 2004	By:	/s/ Alan Rosskamm

Name: Alan Rosskamm
Title: President and Chief Executive Officer